LKCM FUNDS

                        SUPPLEMENT DATED AUGUST 24, 1999
                         TO PROSPECTUS DATED MAY 1, 1999



      The LKCM Funds Prospectus is supplemented to include the following disclosure on page 14 immediately following the section heading entitled "Initial Investments":

      THROUGH YOUR FINANCIAL ADVISOR. You may invest in shares of a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. You may be charged a fee if you effect fund transactions through a financial advisor.

      The funds have authorized certain broker-dealers to accept on their behalf purchase and redemption orders of fund shares. These broker-dealers may designate intermediaries to accept fund orders. The funds are deemed to have received purchase and redemption orders for fund shares when an authorized broker-dealer or its designee accepts such orders. All such order are executed at the next net asset value calculated after the order is accepted by an authorized broker-dealer or its designee.